Loss Per Share	6 Months Ended
Mar. 31, 2019
Loss Per Share [Abstract]
Earnings/(losses) Per Share
10.	Loss Per Share:

For the six-month periods ended March 31, 2018 and 2019 the Company had no dilutive shares. The components of the calculation of basic and diluted loss per share in each of the six-month periods ended March 31, 2018 and 2019 are as follows:

	Six months ended March 31,
	2018	2019
Net income and comprehensive income	160,644	332,411
Less: Cumulative dividend on Series A Preferred Shares	(658,125)	(1,285,245)
Net loss and comprehensive loss available to common shareholders	(497,481)	(952,834)
Weighted average number of common shares outstanding, basic and diluted	2,400,00000	2,400,000
Loss per common share, basic and diluted	(0.21)	(0.40)

The Company has not declared or paid dividends on its Series A Preferred Shares. The cumulative dividends for the six months ended March 31, 2018 and 2019 amounted to $658,125 and $1,285,245, respectively, and have not been declared, thus have not been recorded as a dividend and a liability in the unaudited interim condensed consolidated financial statements. For as long as the Series A Preferred Shares dividend is in arrears, the dividend rate increases to a number that is 1.30 times the dividend rate payable on the day immediately preceding the date of such dividend arrearage until the dividend arrearage is cured. As of March 31, 2019 the dividend rate has increased three times.